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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 19, 1996
                                (DATE OF REPORT)



                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                     1-13692                     23-2787918
(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)               IDENTIFICATION NO.)



                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA      19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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AmeriGas Partners, L.P.                                                 Form 8-K
Page 2                                                         November 19, 1996


ITEM 5.  OTHER EVENTS.


         Forward-Looking Statements

                  In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, AmeriGas Partners, L.P. ("AmeriGas Partners") is hereby filing cautionary statements identifying important factors that could cause AmeriGas Partners' actual results to differ materially from those projected in forward-looking statements of AmeriGas Partners made by or on behalf of AmeriGas Partners.


         Risk Factors

                  The financial and operating performance of AmeriGas Partners is subject to risks and uncertainties, all of which are difficult to predict, and many of which are beyond the control of management. Forward-looking statements concerning AmeriGas Partners' performance may differ materially from actual results because of these risks and uncertainties. They include, but are not limited to:

                  1.  Weather conditions;

                  2. price and availability of propane, and the capacity to transport to market areas;

                  3.  governmental legislation and regulations;

                  4.  local economic conditions;

                  5.  labor relations;

                  6.  environmental claims;

                  7.  competition from the same and alternative energy sources;

                  8. operating hazards and other risks incidental to transporting, storing, and distributing propane;

                  9.  energy efficiency and technology trends;

                  10. interest rates; and

                  11. large customer defaults.
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AmeriGas Partners, L.P.                                                 Form 8-K
Page 3                                                         November 19, 1996


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERIGAS PARTNERS, L.P.
                                    (Registrant)

                                    By:  AmeriGas Propane, Inc.,
                                         as General Partner

                                    By:  /s/ Brendan P. Bovaird
                                         ______________________
                                         Brendan P. Bovaird
                                         Vice President and General Counsel

Date:  November 19, 1996